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Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

QRS Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21958 (Commission File Number)	68-0102251 (IRS Employer Identification No.)

1400 Marina Way South, Richmond, California 94804
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 215-5000

Not applicable
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

        On August 14, 2002, QRS Corporation (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report"). Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Report was accompanied by the certification of each of the Chief Executive Officer, Elizabeth A. Fetter, and Chief Financial Officer, John C. Parsons, Jr., of the Company.

        A copy of each certificate is attached hereto as an Exhibit (99.1 and 99.2).

EXHIBIT INDEX

Number	Description
99.1	Certification by Chief Executive Officer of QRS Corporation pursuant to Sarbanes-Oxley Act of 2002
99.2	Certification by Chief Financial Officer of QRS Corporation pursuant to Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QRS CORPORATION
August 14, 2002	By:	/s/ JOHN C. PARSONS, Jr. John C. Parsons, Jr. Senior Vice President, Chief Financial Officer

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SIGNATURES